U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                     AMENDED

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 25, 2003


                                 Telemetrix Inc.
             (Exact Name of registrant as specified in its Charter)




 Delaware                               0-14724                  59-3453156
--------------------------------------------------------------------------------
(State of Incorporation)          Commission File No.          (IRS Employer
                                                             Identification No.)



1225 Sage Street, Gering, Nebraska                                   69341
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number:(308) 436-4090
                              --------------

                                       N/A
                                       ---
                     (Registrant's former name and address)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

None.


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1) On February 20, 2003, Michael Tracy, President of Telemetrix Inc. notified David Steiner, Principal of Ehrhardt, Keefe, Steiner & Hottman, PC ("EKS&H") of Telemetrix's intent to change auditors at the upcoming Telemetrix Board meeting to be held February 24, 2003. On February 24, 2003, David Steiner notified the SEC that the client auditor relationship between EKS&H and Telemetrix ceased effective February 21, 2003. At the Telemetrix board of directors meeting held February 24, 2003 the board approved a change in auditors from EKS&H to Stark Winter Schenkein & Co., LLP, ("sws") 7535 East Hampden Ave., Suite 109, Denver, CO 80231 and instructed Tracy to engage the firm of SWS as auditors for Telemetrix. SWS was engaged as auditors for Telemetrix effective February 27, 2003.

      (i) The Financial statements reported on by Erhardt, Keefe, Steiner, Hottman, P.C. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years;

     (ii) The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iii) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and from the date of the last audited financial statements to March 3, 2003, the date of the change in accountants.

           (B)      Not applicable;

           (C)      Not applicable;

           (D)      Not applicable; and

           (E)      Not applicable.

     (2) On March 5, 2003, the Registrant engaged Stark Winter Schenkein & Co., LLP, as its independent accountants.

          (i) The Registrant did not consult with Stark Winter Schenkein & Co., LLP, its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable.

     (3) The Registrant has provided to Erhardt, Keefe, Steiner, Hottman, P.C. its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Erhardt, Keefe, Steiner, Hottman, P.C. addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)      Not applicable.

Item 5.  OTHER EVENTS.

The Company Board of Directors approved by corporate Resolution dated February 25, 2003 the appointment of Michael J. Tracy as Acting Chief Financial Officer effective that same date. Paul Zolman, previous acting Chief Financial Officer has relocated to South Carolina and expressed his desire to no longer act in the capacity of Acting Chief Financial Officer.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  Not Applicable

         (b) Pro Forma financial information.

                  Not Applicable

         (c) Index to Exhibits.

Exhibit Number      Description
--------------      -----------

    1 Notice of a letter from Erhardt, Keefe, Steiner, Hottman, P.C. pursuant to Item 304(a)(3) of Regulation S-B

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Telemetrix Inc.
Dated: July 25, 2003

                                                     /s/ Michael J. Tracy
                                                     By: Michael J. Tracy
                                                     Title: CEO